Exhibit 31.2

Certification of Chief Financial Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Anthony Welch, certify that:

1.

I have reviewed this Annual Report of Boveran Diagnostics, Inc. on Form 10-KSB for the fiscal year ended September 30, 2008;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements  made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information  included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.

The  small business issuer's other certifying officer and I are responsible for  establishing  and  maintaining  disclosure controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e)) for the small business  issuer  and  have:

a.

Designed such disclosure controls and procedures, or caused such disclosure controls and  procedures to be designed under our supervision, to ensure that material information relating to the small business issuer,  including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.

Evaluated the effectiveness of the small business issuer's disclosure  controls and procedures and presented in this report our conclusions about  the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c.

Disclosed  in this  report any  change in  the small business issuer's  internal control over  financial reporting that occurred during the small  business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.

The  small business issuer's other certifying officer and I have disclosed, based on our  most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

a.

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record,  process, summarize and report financial information; and

b.

Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date:  February 13, 2009

By:

/s/ Anthony Welch

Anthony Welch

Chief Financial Officer